UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

September 20th, 2010

PROTOCALL TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Nevada	41-2033500
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

473 R. Jackson Blvd.
Panama City Beach, Florida 32407
 (Address of principal executive offices)

Bryan Cowan, President
4654 Delwood Park Blvd.
Panama City Beach, Florida 32408
 (Name and address of agent for service)

(***) ***-****
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

PROTOCALL TECHNOLOGIES, INC., a Nevada corporation (the "Corporation") accepted the resignations of Mark Embry. Effective August 29th, 2010 he will no longer serve as director and officer of the Corporation.

 The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

Bryan Cowan was appointed President, Secretary, Treasurer, and Director of the Registrant.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.	Description

10.01	Bryan Cowan Letter of Consent to Act.

17.01	Mark Embry Letter of Resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTOCALL TECHNOLOGIES, INC

By: /s/ Bryan Cowan
Bryan Cowan
Date: September 20th, 2010